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                                                                    EXHIBIT 10.1

                                                                         8/20/97

                                OFFICE/WAREHOUSE
                        AND MANUFACTURING/ASSEMBLY LEASE

        THIS LEASE, made in triplicate, dated, for reference purposes only August 27th, 1997, by and between F&G Incorporated, a Minnesota corporation (hereinafter called "Landlord") and Jer-Neen Manufacturing Co., Inc., a Minnesota corporation (hereinafter called "Tenant", whether singular or plural).

                                   WITNESSETH:

1.      PREMISES:

        Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, that certain space (herein the "Demised Premises") as outlined in red on Exhibit "A" attached hereto, containing approximately 25,000 square feet being all of the rentable space within that certain building (herein the "Building") known as Lino Lakes Business Center, 475 Apollo Drive, Lino Lakes, Minnesota 55014 (Phase II).

2.      TERM:

        The Term of this Lease shall commence upon the "Commencement Date," which shall be late of (i) November 1, 1997, and (ii) 60 days following the date the Landlord delivers possession of the Demised Premises to Tenant with Landlord's Work substantially completed in accordance with Exhibits "B" and "C"; provided that if Tenant commences conducting business in any portion of the Demised Premises prior thereto, the Commencement Date shall be the date Tenant so commences conducting business. Following the Commencement Date the term of this lease shall continue for five years and no months plus, if the Commencement Date is not the first day of a calendar month, the partial calendar month in which the Commencement Date occurs. Any entry by Tenant prior to the Commencement Date shall be subject to all of the terms and conditions of this Lease other than the obligation to pay any rent.

3.      RENT:

        Tenant agrees to pay Landlord as rent for the Demised Premises the annual sum of One Hundred Two Thousand Five Hundred and No/100 dollars ($102,500.00) payable in monthly installments of Eight Thousand Five Hundred Forty One and 67/100 Dollars ($8,541.67), each in advance on the first day of each and every month of said Term, without deduction or offset, at the office of Landlord, as Landlord may form time to time designate. The Landlord acknowledges receipt of the Tenant's check in the amount of $25,416.67, of which $12,708.33 is to be applied toward the base rent and operating costs due with of the term $4,166.67 is to be applied to the second month's rent under the terms hereof, and $8,541.67 is to be held as a security deposit for Tenant's compliance with the terms, covenants and conditions of this Lease.

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4.      USE:

        Tenant shall use the Demised Premises for any legally permitted use including without limitation manufacturing and assembly purposes and office/warehouse purposes and shall not use or permit the Demised Premises to be used for any other purpose without the prior written consent of Landlord.

Tenant shall not do or permit anything to be done in or about the Demised Premises or bring or keep anything therein which will in any way increase the existing or available rate of fire or other insurance upon the Building or any of its contents or cause cancellation of any insurance policy covering the Building or any part thereof or any of its contents, but the parties agree that Tenant's proposed manufacturing, assembly, office and warehouse use shall be deemed not to violate this provision. Tenant shall not do or permit anything to be done in or about the Demised Premises that will unreasonably obstruct or interfere with the rights of other tenants or occupants of the Building or injure them or use or allow the Demised Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain, or permit any nuisance in, on or about the Demise Premises, including, without limitation, any unreasonable noise, vibration or offensive odor or act, whether or not the same be of a continuous nature, Tenant shall not commit or suffer to be committed any waste in or upon the Demised Premises.

5.      POSSESSION:

        If construction of the Demised Premises is not completed at the time of execution of this Lease, Landlord agrees to complete such construction in accordance with an Outline Specification and floor plan, which shall be attached hereto, marked Exhibit "B" and exhibit "C" respectively, and made a part hereof. The Demised Premises shall be considered to be ready to be delivered to the Tenant when the Demised Premises are substantially completed and generally suitable for occupancy. Landlord shall permit Tenant to occupy the Demised Premises prior to the Commencement Date; such occupancy shall be subject to all of the provisions of this Lease, but such early possession shall not advance the expiration date set forth herein. Tenant shall complete the construction of the Demised Premises using such contractors, subcontractors and suppliers as it shall select in its sole discretion and in accordance with plans and specifications selected by it, and Landlord hereby consents to such selections and to the plans and specifications proposed by Tenant

6.      COMPLIANCE  WITH LAW:

        Tenant shall not use the Demised Premises or permit anything to be done in or about the Demised Premises which will in any way conflict with any law, statue, ordinance, or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances, and governmental rules, regulation, or requirements now in force or which may hereafter be in force relating to or affecting the condition, use or occupancy of the Demised Premises, excluding structural changes not related to or affected by Tenant's

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improvements or acts or other matters addressing Tenant's specific use of the
Demised Premises. Landlord warrants to Tenant that the base building provided by Landlord does not violate any applicable building code, regulation, or ordinance in effect at the time this Lease is executed. Except as provided in Paragraph 5 hereof and in the preceding sentence of this date of execution hereof, subject to deficiencies noted within 90 days of the date of acceptance of the Demised Premises by the Tenant or latent defects.

7.      ALTERATIONS AND ADDITIONS:

        Except for the initial improvements to the Demised Premises, Tenant shall not make or suffer to be made any alterations, additions, or improvements to or of the Demised Premises or any part thereof without the prior written consent of landlord, except for alterations that do not have a material adverse effect on the structure or any building system of the Building or alterations that cost, in the aggregate, less than $10,000, which (in either case) shall not require the consent of the Landlord. If landlord consents to the making of any alterations, additions, or improvements to the Demised Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense, and Tenant agrees to obtain reasonable security against mechanic's liens. If any mechanic's lien is filed against the Demise Premises for work done for, or materials provided to, Tenant, such mechanic's lien shall be discharged by Tenant within ten days thereafter, at Tenant's sole cost and expense, by the payment thereof or by making any deposit required by law.

8.      REPAIRS AND TERMINAL CONDITION; SERVICES AND UTILITIES:

        Tenant shall, at Tenant's sole cost and expense, keep in good order, condition, and repair the Demised Premises and every part thereof, including, without limiting the generality of the foregoing, all heating and air conditioning units, plumbing, electrical, and lighting fixtures and equipment, fixtures, interior wall and ceilings, floors, windows, doors, plate glass and skylights located within the Demised Premises, but excluding all other structural repairs. Landlord shall make all necessary repairs to the outer walls, roof, downspouts, gutters and structural elements of the Building. Landlord shall keep the plumbing, sewage, electrical, natural gas and telephone services to the Building in good order and repair, and shall keep the common areas of the facility (including without limitation the grounds and parking areas) in good order and repair. Landlord's obligations hereunder shall include an obligation to contract for preventative maintenance to heating and air conditioning equipment with at least four (4) annual inspections including filter changes, oil and grease work, etc. Tenant may install in the Demised Premises from time to time fixtures, trade fixtures and personal property. Trade fixtures and personal property installed in the Demised Premises by Tenant may be removed from the Demised Premises at any time. Upon the expiration or sooner termination of this Lease and recovery of possession by Landlord, Tenant shall leave the Demised Premises, including the leasehold improvements therein, in broom clean condition, without any obligation to remove or restore any alterations or to patch, repair or replace finish work, such as wallcoverings, paint and carpeting, or to patch, repair or cover holes in the walls or floor left by the removal of Tenant's property (unless such removal caused extraordinary damage to the Demised Premises), or to restore the same to any particular condition existing prior thereto. Notwithstanding the foregoing, Tenant agrees not to remove any lighting fixtures or bulbs from the Demised Premises. Thirty day prior to the

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end of the term of this Lease, Landlord and Tenant, or their representatives, shall inspect the Demised Premises and settle any differences in accordance with the terms of this Lease, and arrange for termination of utilities and adjustment of Tenant's pro rata share of Operating Expenses, as set forth in Paragraph 34 hereof.

During the Term of this Lease, Landlord shall furnish the following to the Building and the Demised Premises:

                (a) heat, ventilation and air conditioning services to the Building in good operating condition;

                (b) water and sewer service, electrical power and telephone service to the Building in good operating condition;

                (c) maintenance, repair and replacement obligations as set out in this Lease;

                (d) exterior cleaning of the Building, including without limitation window washing as necessary;

                (e) maintenance and repair of the grounds, including without limitation plowing of the parking area and sidewalks, trimming of shrubs and trees, watering and cutting of grass, removal of trash and debris, and all related maintenance and repairs.

        All such services and utilities shall be provided in a manner consistent with those in first class office/warehouse and manufacturing facilities in the Minneapolis/St. Paul metropolitan area.

9.      INSURANCE:

        Tenant agrees, at Tenant's expense, to maintain in force continuously throughout the term of this Lease and any extension thereof (a) public liability insurance covering all acts of Tenant, its employees, representatives and guests on or about the Demise Premises, with a combined single limit of liability of $1,000,000.00 for any one occurrence for bodily injury and property damage, and
(b) "all risk" property insurance covering Tenant's leasehold improvements, trade fixtures and personal property within the Demised Premises. Such policy or policies shall name Landlord as an additional insured. Memorandum copies or certificates of all such insurance policies procured by Tenant shall be delivered to Landlord, together with satisfactory evidence of payment of premiums thereon, before the commencement date of the term demised herein or Tenant's occupancy of the Demised Premises, whichever occurs first. All such policies shall provide for notice of cancellation to be given in writing to Landlord at least thirty (30) days before the effective date of such cancellation. All renewal policies or memorandum copies or certificates thereof shall be delivered to Landlord at least ten (10) days before the expiration date of the policy then in force. Landlord agrees to purchase in advance, and to carry in full force and effect (a) "all risk" property insurance coverage on the Building, exclusive of Tenant's leasehold improvements, for the full replacement cost of the Building, and (b) comprehensive general public liability insurance covering

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the Lino Lakes Business Center, in a combined single limit of not less than
$1,000,000, and written on an "occurrence" Lease.

10.     WAIVER OF SUBROGATION:

        Landlord and Tenant each waives any and all rights of recovery against the other or against the officers, employees, agents, and representatives of the other, for loss of or damage to such waiving party or its property or the property of other under its control, where such loss or damage is insured against under any insurance policy in force at the time of such loss or damage, or is insurable pursuant to the provisions of this Lease.

11.     INDEMNITY AND HOLD HARMLESS:

        Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising out of Tenant's use of the Demised Premises for the conduct of its business or from any activity, work or other thing done, permitted, or suffered by the Tenant in and about the Building, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease or arising from any negligence of Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all costs, attorneys' fees, expenses, and liabilities incurred in connection with any such claim or any action or proceeding brought thereon, and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord, Tenant hereby assumes all risk of damage to property or injury to persons in, upon, or about the Demised Premises from any cause other than Landlord's negligence, and Tenant hereby waives all claims in respect thereof against Landlord, In addition, Landlord shall indemnify and hold harmless Tenant, or any officer, agent, employee, guest, or invitee of Tenant, against and from any and all claims arising out of the use of the common areas in the vicinity of the Building by persons other than Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and shall further indemnify and hold harmless Tenant against and from any and all claims arising from any breach or default in the performance of any obligation on Landlord's part to be performed under the terms of this Lease or arising from any negligence of Landlord, or any officer, agent, employee, guest or invitee of Landlord, and from all cost, attorneys' fees, expenses, and liabilities incurred in connection with any claim or any action or proceeding brought thereon.

Landlord, its agents, and its employees, shall not be liable for any damage to property entrusted to employees of the Building or for loss or damage to any property by theft or otherwise, or for any injury to or damage to persons or property resulting from fire, smoke, explosion, falling ceilings or wall coverings, gas leakage, electrical malfunction or failure, dampness, water or rain which may leak from any part of the Building or from pipes, appliances, or plumbing works therein or from the roof, street, or subsurface or from any other place or resulting from any other cause whatsoever, unless caused by the negligence of Landlord, its agent, servants, or employees.

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Tenant shall give prompt notice to Landlord in case of fire or accidents in the
Demised Premises or in the Building or defects therein or in the fixtures or equipment thereof.

12.     FIRE OR OTHER CASUALTY:

        If the Demised Premises or the Building, or any part thereof is damaged by fire or other casualty, Landlord shall repair such damage, and this lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of rent while such repairs are being made, such proportionate reduction to be based upon the extent to which such damage and the making of such repairs shall interfere materially with the business carried on by Tenant in the Demised Premises; provided, however, that if the Demised Premises or the Building are damaged to such extent that damage cannot, in either Landlord's or Tenant's reasonable determination, be repaired within ninety (90) days after the date of such damage, then either landlord or Tenant my terminate this Lease and the term herein granted by giving the other party written notice of such termination as of the date specified in such notice, which date shall be no less than thirty (30) days and not more than sixty (60) days after the giving of such notice, and the rent payable hereunder, reduced by the proportionate amount described above, shall be paid up to the date of such termination. Landlord shall be required to restore the Demised Premises to substantially the same condition as they were in when possession was first delivered to Tenant.

13.     CONDEMNATION:

        If the whole of the Demised Premises is taken under power of eminent domain or is sold to any entity having the power of eminent domain under the threat of condemnation, this Lease shall terminate on the day on which the condemnor or buyer takes possession thereof. In the event of such a taking or sale of only a part of the Demised Premises which shall substantially interfere with Tenant's use or occupancy thereof, Tenant my terminate this lease by giving Landlord written notice thereof not more than ninety (90) days after the condemnor or buyer takes possession of the part taken or sold. If a partial taking or sale shall not substantially interfere with Tenant's use or occupancy of the Demised Premises, or if Tenant does not terminate the lease as hereinbefore provided, then, on the day on which the condemnor or buyer takes possession of the part taken or sold, the rent payable hereunder thereafter accruing shall be reduced in proportion to the value of the part of the Demised Premises so taken or sold, and Tenant shall, to the extent partial, restore the remaining portion of the Demised Premises to its condition prior to such partial taking or sale, at Tenant's expense, anything elsewhere in this lease regarding repair or replacement to the contrary notwithstanding. Landlord shall reimburse Tenant for such part of the cost of such restoration which is not in excess of the award or sales price received by Landlord for such partial taking or sale of a portion of the Demised Premises. Tenant shall not otherwise by entitled to any part of the award made or sales price received for such taking or sale of all or any part of the Demised Premises and will assign, and does hereby assign, any and all award or sales price received for such taking or sale and will execute any assignments or other documents necessary to effect the transfer of such award or sales price to Landlord. The foregoing shall not affect or limit the right of the Tenant to reimbursements, if any, payable by the

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condemnor or buyer for relocation expenses incurred or paid by the Tenant as the result of such taking or sale.

14.     ASSIGNMENT:

        Tenant shall not assign or sublet the Demised Premises without the prior consent of Landlord, which consent shall not be unreasonably withheld or delayed. In the event Tenant request that Landlord consent to such assignment of subletting, Tenant agrees:

                a) To pay Landlord $100 toward the costs incurred by Landlord in connection with the review of such request, and

                b) That neither such assignments or subletting nor Landlord's consent thereto shall in any way affect, impair, or terminate Tenant's continuing covenant and obligation to perform fully the obligations of Tenant for the full remaining term of this Lease, and in consideration of Landlord's consent to any such assignment, Tenant hereby guarantees the performance of all of the covenants and conditions contained in this Lease for the full remaining term thereof.

        Notwithstanding anything to the contrary in this paragraph 14, Tenant may assign, sublease or otherwise transfer its rights under this Lease without Landlord's consent to any entity controlled by, controlling or under common control with Tenant, or any entity that acquires all or substantially all of the assets of Tenant. Any such assignment sublease or other transfer shall not in any way affect, impair or terminate Tenant's covenant and continuing obligation to perform fully the obligations of Tenant for the full remaining term of this Lease. In addition, the Tenant shall not be required to obtain Landlord's consent to any such subleases or transfers of all or any portion of the Expansion Building (as defined in paragraph 45 of this Lease).

        At the time Tenant requests Landlord's consent to any proposed assignment or subletting, Tenant shall provide Landlord with the terms of such proposed assignment or subletting.

15.     INSPECTION AND DESPLAY BY LANDLORD:

        Landlord or its agents may, at any reasonable time or times, inspect any part of the Demised Premises and make repairs thereon for the protection and preservation thereof; provided, however, that such right shall not impose upon Landlord any duty or obligation to make any such repairs. Any inspections and repairs shall occur only after provision of reasonable and proper notice and during normal business hours, except for emergency repairs. Tenant reserves the right to accompany Landlord during any inspections and take other measures to protect Tenant's trade secrets. Landlord shall have the right during the term of this Lease to place and maintain on the grounds adjacent to the building reasonable "For Sale" signs and to exhibit the Demised Premises to prospective purchasers. Landlord shall have the right during the last three (3) months of the term of

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this Lease to place and maintain on the grounds adjacent to the building reasonable "For Rent" signs and to exhibit the Demised Premises to prospective tenants.

16.     INSOLVENCY

        Any of the following:

                a)      Tenant filing a voluntary petition in bankruptcy, or

                b) The filing of an involuntary petition in bankruptcy or the filing of a petition for the appointment of a receiver against Tenant, either of which is not dismissed with thirty (30) days after such filing, shall constitute a breach of this Lease by Tenant.

17.     DEFAULTS:

        Should Tenant breach any of the terms of this Lease, other than the covenant to pay rent or the provisions contained in the paragraph captioned "Insolvency or Assignment", Landlord shall give Tenant notice of such breach and Tenant shall commence to cure such breach within thirty (30) days following the giving of such notice and shall diligently proceed with and complete the curing of such breach within a reasonable time.

If Tenant (a) fails to pay the rent herein reserved within 10 days of the due date therefor, and said rent remains unpaid for 72 hours after notice form Landlord to Tenant, (b) commits or suffers any act in violation of the covenants contained in the paragraph captioned "Insolvency", or (c) breaches any of the other covenants or obligations of this Lease and fails to cure such breach after notice as hereinabove provided, Landlord shall have the option to terminate this Lease or to re-enter and take possession of the Demised Premises without terminating this Lease. If Landlord elects to re-enter and take possession without terminating this Lease, Landlord may relet the Demised Premises or any part thereof upon such terms and conditions as Landlord in its sole discretion shall deem advisable.

        All rent received by Landlord as a result of such reletting shall be applied as follows:

                a) to reimburse landlord for all expenses incurred in re-entering and reletting;

                b) To reimburse Landlord for cost of curing any breach of this Lease by Tenant, including Landlord's legal fee;

                c)      To arrearages in rent due hereunder;

                d)      Any remainder shall be retained by Landlord.

Such re-entry shall not be deemed to relieve Tenant form any covenant contained in or any obligation arising out of this Lease, provided, however, that Landlord may itself

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perform or fulfill such covenant or obligation, and Tenant shall pay Landlord the cost of same upon demand. No re-entry or retaking of possession shall be deemed to constitute a termination of this Lease unless Landlord gives Tenant notice to that effect either prior to or subsequent to such re-entry or retaking of possession. Landlord shall be required to make all reasonable effort to relet the Demised Premises and to otherwise mitigate its damages. In the event that any advance rental has been paid hereunder, the entire amount thereof shall be retained by Landlord and applied the same as rent received by Landlord as a result of such reletting.

18.     SUBORDINATION:

        At Landlord's option, this Lease shall be subordinate to or prior to any existing mortgage on the Demised Premises and to any future mortgage which may be place upon the Demised Premises, and Tenant shall execute any and all documents necessary to establish whether this Lease is subordinate or prior, provided, however, that this Lease shall not be subordinate to a future mortgage unless the mortgagee thereunder consents in writing to permit Tenant's quiet enjoyment of the Demised Premises so long as Tenant observes and performs all of the obligations and covenants herein contained.

19.     NOVATION IN EVENT OF SALE OR TRANSFER:

        In the event of the sale of the Building or the transfer of the title thereto, Landlord shall be relieved of all of the covenants and obligations created by this Lease, except as to breaches thereof occurring prior to such sale or transfer, and such sale or transfer shall automatically result in the purchaser or transferee assuming and agreeing to carry out all of the covenants and obligations of Landlord herein form and after such sale or transfer.

20.     NOTICE

        Whenever notice is required or permitted by the terms hereof, it shall be given in writing by certified or registered mail addressed to Tenant at the Demised Premises and to Landlord at the place designated by Landlord for the payment of rent. As in all provisions herein, times is of the essence.

21.     ESTOPPEL STATEMENT:

        Either Landlord or Tenant shall at any time, and from time to time, upon not less than ten (10) days prior written notice from the other party, execute, acknowledge, and deliver to such other party a statement in writing (a) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this lease, as so modified, is in full force and effect, and the date to which the rent and other charges hereunder are paid in advance, if any, and (b) acknowledging that, to such party's knowledge, there are no uncured defaults on the part of the requesting party hereunder or specifying such defaults if any are claimed. And such statement may be relied upon by any prospective purchaser or encumbrances of all or any portion of the real property of which the Demised Premises are a part

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22.     WAIVERS:

        The waiver by Landlord or Tenant of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition on a subsequent breach of the same or of any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any then existing breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the rent so accepted, regardless of Landlord's knowledge of any such existing breach at the time of the acceptance of such rent.

23.     DISPLAYS:

        Tenant shall not display or suffer to display on the outside of the Demised Premises, on the outside of the Building or on the sidewalks, driveways, or parking areas adjoining the Building any goods or merchandise whatsoever, except with Landlord's written consent.

24.     CONDITION OF DEMISED PREMISES:

        Tenant shall not allow any ashes, refuse, garbage, or other loose or objectionable material to accumulate in or about the Demised Premises and will, at all time, keep the Demised Premises in a clean and wholesome condition.

25.     HOLDING OVER:

        In the event that Tenant shall continue to occupy the Demised Premises following the expiration of the term of this Lease, Landlord may, at its option, convert such occupancy into either a holding over from month to month under the same terms and conditions as prevailed during the last month of the term demised, with the exception of rent, which shall be at a monthly rate of 1.5 times that payable during the last month of the term demised. Landlord may give to Tenant notice of its intention to convert such continued occupancy into a holding over from month to month or a holding over for a three-month period within ten (10) days following the expiration of the term of this Lease, which notice shall be effective notwithstanding that Tenant may have vacated the Demised Premises prior to the giving of such notice. If such notice is not given by Landlord, such holding over shall give Tenant no right of Possession or right to receive notice to vacate, and Tenant shall pay Landlord an amount equal to a prorate share of the last month's rent for the period of actual occupancy. In any such event, Tenant shall also be liable to Landlord for any damage which Landlord may incur as a result of such holding over, including, but not limited to, damages incurred because of loss of a prospective successor tenant. In the event that Tenant is a month-to-month hold-over Tenant, if Tenant should continue to occupy the Demised Premises following the termination of such hold-over period (by proper notice as to such month-to-month tenancy), then the foregoing provisions of this paragraph shall apply in the same manner as when Tenant continued in occupancy following the expiration of the original term of the Lease.

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26.     INTERRUPTION OF SERVICES:

        No liability shall attach to Landlord for any inconvenience, loss, or damage sustained by Tenant or any other person, or to the property of Tenant or such other person, due to interruption of electric power, water, or gas to the Building or to the Demised Premises or by reason of the failure of any piping, wiring, or apparatus in the Building or any inconvenience, loss, or damage sustained by Tenant as a result of any of the causes set forth in the paragraph captioned "Indemnify and Hold Harmless", or caused by any act or thing done or suffered to be done by any other tenant of the Building or any servant, employee, agent, invites, or customer of Tenant. However, the Landlord shall make all reasonable effort to remedy such interruption of service and shall diligently pursue the re-establishment of all services.

27.     DELINQUENCIES:

        Landlord shall be entitled to assess interest at the rate of 1.5% per month on all sums due from Tenant to Landlord from the date any such payment is due until the date of payment thereof. Such interest charges shall be payable within ten (10) days after receipt of invoice from Landlord.

28.     RULES AND REGULATIONS:

        Tenant shall abide by, keep, and observe all reasonable rules and regulations which Landlord may make from time to time for the management, safety, care, and cleanliness of the Building and grounds, the parking of vehicles, and the preservation of good order therein, as well as for the convenience of other tenants, occupants, and visitors to the Building, provided that a copy of the same is delivered to Tenant. Landlord acknowledges that no such rules or regulations exist as of the date of this Lease. Landlord hereby approves Tenant's use of the rear service area near the building for exclusive parking for its employee.

29.     ZONING:

        The Landlord covenants that the Demised Premises are properly zoned to permit the Tenant's intended use of the Demised Premises. Any changes with respect to the interior finishing of the premises in order to comply with any local or municipal by-law shall be at the sole expense of the Tenant.

30.     QUIET ENJOYMENT:

        Conditional upon the faithful performance of the terms, covenant and provisions herein contained by the Tenant, Landlord covenants that Tenant shall quietly have, hold and enjoy the Demised Premises for the term hereof except or otherwise herein provided.

31.     ENTRY DURING CONSTRUCTION:

        It is understood that the Landlord, its agents, contractors or employees may at any reasonable time during the currency of this lease, enter the Demised Premises for

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

purposes of undertaking any reasonable construction work which may be necessary to facilitate the occupancy of adjacent premises by tenants.

32.     UTILITIES:

        Tenant shall pay for all water, gas, heat, light, power, and other utilities and services supplied to the Demised Premises, together with any taxes thereon. If any such services are not separately metered to Tenant, then Tenant shall pay a ratable share of all charges jointly metered with other portions of the Building, such ratable share to be calculated as the percent the Tenant's gross rentable area is of the total gross rentable area of the "Building".

Gas and Power are separately metered while Sewer and Water and "Common Area" lighting charges are to be pro-rated as above.

33.     JANITORIAL SERVICES:

        Tenant shall provide all janitorial and refuse removal services for the Demised Premises, at the expense of Tenant.

34.     OPERATING EXPENSES:

    As used herein, "Operating Expenses" means all costs paid or incurred by Landlord with respect to the Building and with respect to the entire parcel of land on which the Building is situated, including, but not limited to, the following: operation; maintenance, management fees; repairing; lighting; cleaning; removal of refuse, garbage, trash, snow and ice; landscape maintenance; supervising; policing and security; maintenance, replacement and operation of common areas and facilities, sidewalks, driveways, parking areas, lighting standards, and exterior of Building; property insurance premiums; real estate taxes and assessments (which shall be paid over the longest period permitted by such taxing authority); and any other municipal taxes assessed against the Building or Land; cost of contesting tax assessments; labor; materials and supplies; and water sewer charges, and the cost of any capital improvement made by Landlord to the Building or the parcel of land on which the Building is situated which will result in a reduction of Operating Expenses amortized over such a reasonable period of time as Landlord shall determine, provided that the annual amount of such capital costs includable in any Lease Year's Operating Expenses shall not exceed the actual reduction in Operating Expenses, with any excess payable solely by Landlord. The Landlord warrants to act as a prudent owner would in making decisions regarding management of common areas. Notwithstanding anything to the contrary in this paragraph 34, Operating Expenses shall not include: (a) any costs or expenses for goods or services that exceed average competitive costs for comparable goods or for such services rendered by persons of similar skill, competence and experience, other than by a subsidiary or affiliate of Landlord; (b) depreciation and amortization, except as expressly provided for above; (c) costs of a capital nature, except as expressly provided for above; (d) the costs or correcting defects in, of inadequacy of, the design or construction of the Building or the materials used in the construction of the Building, all costs and expenses directly or indirectly resulting from or relating to fire, windstorm or other casualty damage (whether

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

insured or insurable); and (e) costs or expenses resulting from the negligence or intentional misconduct of Landlord or its employees, agents or contractors.

Tenant covenants to pay, within thirty (30) days from the date of receipt of invoice therefore from Landlord, its ratable share of such Operating Expenses, determined by application of the following formula:

      Gross Rentable Area
      Of Demised Premises                  Total               Tenant's
      -------------------            X     Operating     =     Ratable
      Total Gross Rentable                 Expenses            Share
      Area of Building

At the time of such invoicing, Landlord shall also provide Tenant with a statement showing in reasonable detail the total Operating Expenses and the computation used in determining Tenant's share.

If the premiums on the building insurance increase as a direct result of Tenant's use of the Demised Premises, Tenant shall pay landlord the amount of such increase, provided, however, that Tenant shall not be required to pay any portion of any increase in such insurance premiums resulting from the use made by any other tenant of the space in the Building occupied by such other tenant.

In the event that the Landlord determines that the Tenant is using a disproportionate share (as defined by its square footage relative to the total Building square footage) of any common area charge, including energy and water charges, then the Landlord reserves the right to make a reasonable determination of the actual cost of such disproportionate use and assess the Tenant separately for such disproportionate use prior to pro-rating the balance of such charges to all Tenants in common. Notwithstanding anything to the contrary in paragraphs 34 to 37 of this Lease, Landlord and Tenant hereby agree that during the first four
(4) years of the Lease Term the Operating Expenses for the Demised Premises shall be $50,000 per year. In addition, if at any time during the fifth lease year Landlord receives any benefit from any tax increment financing arrangement with the City of Lino Lakes, then the Operating Expenses payable by Tenant shall be $50,000 for such fifth year. In the event that Landlord receives no such benefit during the fifth lease year, Landlord shall be obligated to demonstrate to Tenant's satisfaction that Landlord has derived no such benefit, and in such event Tenant's share of Operating Expenses shall be calculated in accordance with this paragraph 34 and paragraph 37. During any extension term, Tenant shall pay Operating Expenses in accordance with said Paragraphs 34 and 37.

35.     SIGNS AND LETTERING:

        Tenant shall place no signs or lettering on or in the Building, except flat lettering of a size and color as approved by the Landlord and on the designated sign areas on the outside of the Building or as Landlord may otherwise approve in writing. Landlord acknowledges that it has approved of Tenant's proposed sign. Tenant may use the outside walls or roof of the Building or the grounds near the building for reasonably acceptable signs or canopy identifying Tenant, provided that said signs are in compliance

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

with applicable city codes. Landlord shall at its sole expense, install and maintain the structural elements of a monument sign for Tenant's exclusive use during the term of this Lease.

36.     HEAT:

        Tenant shall, for such time during the term of this Lease as shall be necessary, keep the Demised Premises properly and sufficiently heated and warm.

37.     MONTHLY PAYMENT ON PRO-RATED EXPENSES:

        The Tenant agrees to pay an estimated share of all pro-rated charges on a monthly basis (as per Sections 32 and 34 of this Agreement). At least once per annum the Landlord shall reasonably estimate to the Tenant such charges and the Tenant shall include a monthly amount with the monthly rental payment. At least once per year the Landlord shall adjust such payments against actual charges and either reimburse the Tenant for any over-payments or invoice the Tenant for additional charges still owing.

38.     DEFINITIONS:

        Whenever used herein, the singular shall include the plural unless the contest otherwise requires, and the word "its" shall mean "his", "her", or "their" as the contest may require.

39.     MEMORANDUM:

        Upon the request of either Landlord or Tenant, the parties shall enter into a memorandum, in recordable form, setting forth a summary of the terms hereof relating only to the description of the Demised Premises, the term hereof, and the conditions of assignment or subletting.

40.     HEADINGS:

        The captions and paragraph headings hereof have been inserted for convenience only and shall not be construed to modify, limit, or amplify the meaning of the terms and provisions hereof.

41.     BINDING EFFECT:

        All of the covenants, obligations, and agreements contained in this Lease shall be binding upon and shall inure to the benefit of the successors and assigns of Landlord and Tenant, except as set forth in the paragraph captioned "Novation in Event of Sale or Transfer", and except that this paragraph shall not be deemed to authorize any assignment of Tenant's interest in this Lease without Landlord's prior written consent.

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

42.     TENANT ALLOWANCES:

        Landlord agrees to pay to Tenant an allowance (the "Allowance") on account of all direct and indirect costs and expenses (including both so-called "hard" and "soft" costs) incurred by Tenant in connection with the design and construction of the improvements (including without limitation all architectural fees, design fees and construction and supply costs, and changes to the standard ceiling, core and shell that are not Landlord's responsibility under this Lease) and furnishing of the Demised Premises for occupancy and the conduct of business therein, including without limitation leasehold improvements, trade fixtures, equipment, machinery, decorating, furniture, furnishings and personal property, purchased by Tenant for use in the Demised Premises (collectively, "Qualifying Costs"). The Allowance shall be in an amount equal to the lessor of (a) $62,000.00 or (b) the aggregate amount of Qualifying Costs incurred by Tenant. The Allowance shall be paid from time to time as Tenant respect to the Demised Premised. Payment of the Allowance shall be paid by Landlord directly to Tenant or, at the request of Tenant, to Tenant's contractor or others as to whom Tenant owes any Qualifying Costs. The amounts paid to Tenant pursuant to this Section 42 shall be in addition to the amounts loaned to Tenant pursuant to Section 43 hereof. Tenant shall have the right, at Tenant's expense, to construct leasehold improvement to the Demised Premises to accommodate its manufacturing operations.

43.     LEASEHOLD IMPROVEMENT COSTS:

        In addition to the allowances described in Section 42 herein, Landlord agrees to provide funds for Tenant's use as set forth in this Section 43. Landlord agrees to provide to Tenant an amount equal to 75% of all Qualifying Costs, not to exceed $300,000.00. The amount so provided to Tenant shall be designated as "10% Leasehold Improvement Costs'" and Tenant shall pay to Landlord, as additional rent due under this Lease, the 10% Leasehold Improvement Costs (plus an amount equal to 1% of the 10% Leasehold Improvement Costs) on a monthly basis, amortized over a five year period at an interest rate of 10% per annum. In addition, an amount equal to 1% of the 10% Leasehold Improvement Costs shall be payable at the time the 10% Leasehold Improvement Costs are provided to Tenant. The aggregate 2% fee represents Landlord's fee for supplying such finds. If the full $300,000.00 is provided to Tenant pursuant to this Section 43, 1% of such amount is $3,000.00 and the monthly amortized payment due to Landlord will be $6,437.85. In addition to the 10% Leasehold Improvement Costs, Landlord shall provide to Tenant, at Tenant's request, an amount up to $50,000 (the amount so provided shall hereinafter be referred to as the "12% Leasehold Improvement Costs"). This $50,000.00 will be made available to Tenant if the Qualifying Costs exceed $400,000.00 but the amount so provided shall not be more than 75% of the amount of Qualifying Costs in excess of $400,000.00. Tenant shall pay to Landlord, as additional rent due under this Lease, the 12% Leasehold Improvement costs (plus an amount equal to 1% of the 12% Leasehold Improvement Costs) on a monthly basis, amortized over a five year period at an interest rate of 12% per annum. In addition, an amount equal to 1% of the 12% Leasehold Improvement Costs shall be payable at the time the 12% Leasehold Improvement Costs are provided to Tenant. The aggregate 2% fee represents Landlord's fee for supplying such finds. If the full $50,000.00 is provided to Tenant pursuant to this

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

Section 43, 1% of such amount is $500.00 and the monthly amortized payment due to Landlord will be $1,123.34.

44.     OPTION TO EXPAND:

        Landlord proposes to construct a second building, of similar type and quality, adjacent to the Building (the "Expansion Building"). Landlord agrees that it shall not commence construction on the Expansion Building prior to May 1, 1998, or to enter into any leases or other contracts related to the Expansion Building that are inconsistent with the rights granted to Tenant hereunder. Attached hereto as Exhibit D are plans and specifications for the Expansion Building, or, if no Exhibit D is attached, Landlord agrees that any plans and specifications for the Expansion Building are subject to Tenant's prior approval, which shall not be unreasonably withheld. In any event, Landlord agrees that the Expansion Building shall not contain more that 20,000 rentable square feet without the Tenant's prior written approval.

On or before May 1, 1998, Tenant may notify Landlord that it desires to lease all of the space in the Expansion Building, in which event (a) Landlord shall promptly commence and diligently pursue to completion the construction of the Expansion Building, (b) the Expansion Building shall be constructed in a location selected by Tenant, which location may be abutting the Building, and
(c) upon substantial completion of the Expansion Building, this Lease shall be amended to include all of the rentable space in the Expansion Building, and all references in this Lease to the Demised Premises shall be deemed to include all of the rentable space in the Expansion Building, and all references in this Lease to the Building shall be deemed to include the Expansion Building, except that the base rent for space within the Expansion Building shall be calculated at a rate of $4.40 per square foot per year until the end of the initial Term of this Lease. (The base rent for space within the original Building shall remain at$4.10 per square foot per year.)

If the Tenant does not deliver such notice to Landlord on or before May 1, 1998, Landlord shall nevertheless promptly commence and diligently pursue to completion the construction of the Expansion Building, but such Expansion Building need not about the Building. Tenant shall have a right of first refusal (the "Refusal Option") to lease all or any portion of the Expansion Building that landlord from time to time intends to lease to third parties. Tenant's Refusal Option shall be continuous and shall apply as often and to every lease intended to be made by Landlord of the Expansion Building whether or not Tenant exercises or fails to exercise the Refusal Option as to the space in question. Landlord shall not lease any of the Expansion Building, or grant any superior rights in the Expansion Building, except subject to the provisions in this paragraph 44. Whenever and as often as Landlord will lease any of the Expansion Building to a third party, Landlord shall make such lease expressly contingent on the non-exercise by Tenant of its Refusal Option with respect thereto and shall offer such space to Tenant in writing (the "Notice"). The Notice shall identify the prospective tenant and include a copy of the executed letter of intent between Landlord and the prospective tenant. Tenant may, by giving written notice of such election to Landlord within ten days after receipt of any Notice, elect to exercise the Refusal Option to lease the space in question at the base rental rate of $4.40 per square foot per year and on all of the other terms and conditions of this Lease, including without limitation the Term of this Lease. If the Refusal Option is exercised

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

with respect to any space in the Expansion Building, all references in this Lease to the Demised Premises shall be deemed to include all of the space in the Expansion Building affected by such exercise and all references in this Lease to the Building shall be deemed to include the Expansion Building.

45.     BROKERAGE FEE:

        Upon occupancy of the Demised Premises by Tenant pursuant to this Lease, Landlord agrees to pay a brokerage fee of $12,812.50 to Thomas P. Immen of Northco Real Estate Services.

46.     OPTION TO RENEW:

        Providing Tenant is not in default of any of the Lease terms and conditions, Tenant shall have the right to renew the lease for a five year period at a flat base (net) rental rate of $4.50 per square foot per year. Tenant shall notify Landlord in writing prior to the Lease expiration of its intent to execute its option hereunder. In addition to the original Demised Premises, said option may include any space in the Expansion Building leased by Tenant.

IN WITNESS THEREOF, Landlord and Tenant have caused this lease to be executed in form and manner sufficient in law.

LANDLORD:                                   TENTANT:

F&G INCORPORATED                            JER-NEEN  MANUFACTURING CO.
INC.

By_________________________                 By__________________________

  Its______________________                   Its_______________________

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

                                    EXHIBIT B

                   Outline Specifications for Landlord's Work
                   ------------------------------------------

Landlord shall provide the following base building conditions:

Concrete Slab:      A concrete slab with a minimum depth of 5" and suitably flat for operation of a forklift

Natural Gas:        A natural gas manifold suitable for the building, fitted
                    with a single meter.

Waste Lines:        Prior to pouring concrete slab, Landlord shall install waste lines to the areas designated by Tenant.

Sprinklers:         Sprinklers distributed throughout the Demised Premises at a standard of Ordinary Hazard Group #2 as defined in NFPA 13.
                    Landlord will provide Tenant with results from water float tests conducted on the Building.

Electrical:         1000 Amp main fusible distribution panel at 208 volt-3 phase and 4 wire in accordance with the attached riser diagram.

                    12 exterior wall pack security lights

                    Prior to pouring concrete slab, Landlord shall install 3" empty PVC conduit to five locations designated by Tenant and one electrical/telephone floor box (Hubbell FB1) with 2 - 3/4" PVC conduit.

Service Doors:      Furnish and install 1 - 10' x 10' drive in door at location identified by Tenant. Furnish and install 2 - 8' x 10'dock doors at locations shown on plans.

                    Landlord shall block in any unused overhead service doors and man door openings

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